SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): March 20, 1997
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                                                      (March 20, 1997)
                                                      ----------------

                       Ames Department Stores, Inc.
     ---------------------------------------------------------------
           (Exact Name of Registrant As Specified In Charter)


                                 Delaware
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             (State Or Other Jurisdiction Of Incorporation)


             1-5380                           04-2269444

    ------------------------        --------------------------------
    (Commission File Number)        (IRS Employer Identification No.)


   2418 Main Street; Rocky Hill, Connecticut             06067-0801
   ------------------------------------------            ----------
    (Address Of Principal Executive Offices)             (Zip Code)


                               (860) 257-2000
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        (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
       ------------------------------------------------------------
       (Former Name Or Former Address, If Changed Since Last Report)

ITEM 5: OTHER EVENTS
 --------------------

        On March 13, 1997, Ames Department Stores, Inc. (the "Company") publicly released its audited results of operations and balance sheet sheet for the fiscal year ended January 25, 1997. Beginning on March 20, 1997, the Company will distribute, to certain of its banks and other lenders, principal trade vendors and factors, summaries of its financial results for the four (unaudited) and fifty-two weeks ended January 25, 1997 and for the four weeks ended February 22, 1997 (unaudited). These monthly and year-to-date results (collectively, the "monthly results") are attached hereto as Exhibits 20-A and 20-B and are incorporated by reference herein.

        Sales for the four weeks ended February 22, 1997 were $0.8 million below the projections contained in the Form 8-K dated February 27, 1997 (the "Plan"). EBITDA was $1.5 million better than Plan and $0.9 million better than last year.

        As of February 22, 1997, merchandise inventories were $9.7 million above Plan. Trade payables were $13.6 million above Plan and borrowings under the Company's revolving line of credit were $9.9 million below Plan.

        The Company is distributing the monthly results to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The summary results should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 25, 1997 to be filed in April, 1997, the Company's Form 10-Q for the first, second and third quarters ended April 27, 1996, July 27, 1996, and October 26, 1996, respectively, and the Company's Form 8-K dated June 11, 1996 and the Company's Form 8-K dated February 27, 1997. The monthly results are being reported publicly solely because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses.

        Although the Company has continued to make its monthly results public, the Company does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and the Company may cease making such disclosures and updates at any time. The monthly results were not examined, reviewed or compiled by the Company's independent public accountants.
    Moreover, the Company does not believe that it is obligated to update the monthly results to reflect subsequent events or developments. The reported monthly results are subject to future adjustments, if any, that could materially affect such results. However, in the opinion of the Company, the monthly results contain all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the results for the periods presented.


ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        -----------------------------------------
        INFORMATION AND EXHIBITS
        ------------------------


Exhibit:  20-A    Financial Summary Results for the Four Weeks(Unaudited)
                  and Fifty-two Weeks Ended January 25, 1997

Exhibit:  20-B    Unaudited Financial Summary Results for the Four Weeks
                  Ended February 22, 1997

                         INDEX TO EXHIBITS








   Exhibit No.                  Exhibit                        Page No.
   -----------                  -------                        --------

     20-A          Financial Summary Results for the               6
                   Four Weeks (Unaudited) and Fifty-two
                   Weeks Ended January 25, 1997.


     20-B          Unaudited Financial Summary Results             8
                   for the Four Weeks Ended February 22, 1997

                              SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                       AMES DEPARTMENT STORES, INC.
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                                         Registrant
                                         ----------



Dated:  March 19, 1997                 By: /s/ Joseph R. Ettore
                                           ----------------------------------
                                           Joseph R. Ettore
                                           President, Director, and
                                           Chief Executive Officer


Dated:  March 19, 1997                  By: /s/ John F. Burtelow
                                       					---------------------------------
                                            John F. Burtelow
                                            Executive Vice President,
                                            Chief Financial Officer


Dated:  March 19, 1997                  By: /s/ Gregory D. Lambert
                                       					---------------------------------
                                   	       	Gregory D. Lambert
                                   	       	Senior Vice President,
                                  	        	Finance